UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2016
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INTL FCStone Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
708 Third Avenue, Suite 1500, New York, NY 10017
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

At the Annual Meeting of Shareholders held on February 25, 2016, the shareholders of INTL FCStone Inc. approved the INTL FCStone Inc. 2016 Executive Performance Plan (“Executive Performance Plan”). The terms of the Executive Performance Plan are set forth in the definitive proxy statement on Schedule 14A dated January 15, 2016 (the “Proxy Statement”) under the caption “PROPOSAL 3 - APPROVAL OF THE 2016 EXECUTIVE PERFORMANCE PLAN”, and the description of the Executive Performance Plan is incorporated herein by reference.  Such description is qualified in its entirety by reference to the full text of the Executive Performance Plan, a copy of which was attached as Appendix A to the Proxy Statement and which is incorporated by reference herein.

At the Annual Meeting, the shareholders of INTL FCStone Inc. also approved the INTL FCStone Inc. 2016 Long-Term Performance Incentive Plan (“LTIP”). The terms of the LTIP are set forth in the Proxy Statement under the caption “PROPOSAL 4 - APPROVAL OF THE 2016 LONG-TERM PERFORMANCE INCENTIVE PLAN”, and the description of the LTIP is incorporated herein by reference.  Such description is qualified in its entirety by reference to the full text of the LTIP, a copy of which was attached as Appendix B to the Proxy Statement and which is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Shareholders of INTL FCStone Inc. was held on February 25, 2016. The final voting results for each matter submitted to a vote of the Shareholders are as follows:

Item 1. With respect to the election of nine directors to hold office for a term expiring at the 2017 annual meeting or until their respective earlier death, resignation or removal, votes were validly cast as follows for the following persons as directors of the Company:

Nominees	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Paul G. Anderson	15,549,094	211,566	2,013,938
Scott J. Branch	15,491,056	269,604	2,013,938
John M. Fowler	15,642,460	118,200	2,013,938
Edward J. Grzybowski	15,585,302	175,358	2,013,938
Daryl K. Henze	15,510,812	249,848	2,013,938
Bruce W. Krehbiel	15,501,748	258,912	2,013,938
Sean M. O'Connor	15,548,949	211,711	2,013,938
Eric Parthemore	15,552,275	208,385	2,013,938
John Radziwill	15,575,998	184,662	2,013,938

Item 2. KPMG LLP was ratified as the Company's independent registered public accounting firm for the 2016 fiscal year with the following vote:

FOR	16,894,545
AGAINST	869,300
ABSTAIN	10,753
BROKER NON-VOTES	—

Item 3. The INTL FCStone Inc. 2016 Executive Performance Plan, attached as Appendix A to the Proxy Statement, was approved with the following vote:

FOR	15,573,605
AGAINST	161,898
ABSTAIN	25,157
BROKER NON-VOTES	2,013,938

Item 4. The INTL FCStone Inc. 2016 Long-Term Performance Incentive Plan, attached as Appendix B to the Proxy Statement, was approved with the following vote:

FOR	15,573,808
AGAINST	163,030
ABSTAIN	23,822
BROKER NON-VOTES	2,013,938

Item 7.01. Regulation FD Disclosure.
During the regular meeting of the Board of Directors held February 25, 2016, following the Annual Meeting of the Shareholders of INTL FCStone Inc., John Radziwill was elected as Chairman of the Board of Directors.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Document
10.1	INTL FCStone Inc. 2016 Executive Performance Plan (filed as Appendix A to the definitive proxy statement on Schedule 14A dated January 15, 2016 and incorporated herein by reference).
10.2	INTL FCStone Inc. 2016 Long-Term Performance Incentive Plan (filed as Appendix B to the definitive proxy statement on Schedule 14A dated January 15, 2016 and incorporated herein by reference).

Signature
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

INTL FCStone Inc.
(Registrant)
March 1, 2016	/s/ Brian T. Sephton
(Date)	Brian T. Sephton
Chief Legal & Governance Officer